                                                                      EXHIBIT 24

                                  POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

        Signature                         Title                      Date
        ---------                         -----                      ----

/s/ John F. Grundhofer        President, Chief Executive       November 18, 1998
--------------------------    Officer and Director (principal
John F. Grundhofer            executive officer)


/s/ Susan E. Lester           Executive Vice President         November 18, 1998
--------------------------    and Chief Financial Officer
Susan E. Lester               (principal financial officer)


/s/ Terrance R. Dolan         Senior Vice President and        November 18, 1998
--------------------------    Controller
Terrance R. Dolan             (principal accounting officer)


/s/ Linda L. Ahlers           Director                         November 18, 1998
--------------------------
Linda L. Ahlers


/s/ Harry L. Bettis           Director                         November 18, 1998
--------------------------
Harry L. Bettis


/s/ Gerry B. Cameron          Director                         November 18, 1998
--------------------------
Gerry B. Cameron


/s/ Carolyn Silva Chambers    Director                         November 18, 1998
--------------------------
Carolyn Silva Chambers


/s/ Arthur D. Collins, Jr.    Director                         November 18, 1998
--------------------------
Arthur D. Collins, Jr.


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/s/ Peter H. Coors            Director                         November 18, 1998
--------------------------
Peter H. Coors


/s/ Robert L. Dryden          Director                         November 18, 1998
--------------------------
Robert L. Dryden


/s/ Joshua Green III          Director                         November 18, 1998
--------------------------
Joshua Green III


/s/ Roger L. Hale             Director                         November 18, 1998
--------------------------
Roger L. Hale


/s/ Delbert W. Johnson        Director                         November 18, 1998
--------------------------
Delbert W. Johnson


/s/ Richard L. Knowlton       Director                         November 18, 1998
--------------------------
Richard L. Knowlton


/s/ Jerry W. Levin            Director                         November 18, 1998
--------------------------
Jerry W. Levin


/s/ Edward J. Phillips        Director                         November 18, 1998
--------------------------
Edward J. Phillips


/s/ Paul A. Redmond           Director                         November 18, 1998
--------------------------
Paul A. Redmond


/s/ Richard G. Reiten         Director                         November 18, 1998
--------------------------
Richard G. Reiten


/s/ S. Walter Richey          Director                         November 18, 1998
--------------------------
S. Walter Richey


/s/ Richard L. Schall         Director                         November 18, 1998
--------------------------
Richard L. Schall


/s/ Walter Scott, Jr.         Director                         November 18, 1998
--------------------------
Walter Scott, Jr.